                                                                EXHIBIT 10.12(1)

                      T E R M  S H E E T - A M E N D E D
                      ----------------------------------

LENDER:                 GORAN CAPITAL INC.

BORROWER:               SYMONS INTERNATIONAL GROUP, INC.

PRINCIPAL AMOUNT AND    $500,000.00 DATED JANUARY 30, 1992
  ORIGINAL LOAN DATE:   $500,000.00 DATED APRIL 3, 1992
                        $500,000.00 DATED JUNE 30, 1992
                        $160,000.00 DATED OCTOBER 1, 1992
                        $150,000.00 DATED DECEMBER 31, 1992
                        $140,000.00 DATED APRIL 19, 1993

INTEREST:               10% PER ANNUM, COMPOUNDED SEMI-ANNUALLY


PRINCIPAL AND INTEREST
  REPAYMENT:            PAYABLE UPON DEMAND






SYMONS INTERNATIONAL GROUP, INC.        GORAN CAPITAL, INC.

PER:  /s/ DOUGLAS H. SYMONS             PER  /s/ BRUCE K. DWYER
      ---------------------                  ------------------------------
      DOUGLAS H. SYMONS                      BRUCE K. DWYER, VICE PRESIDENT

DATE:       1-5-96                      DATE:    1-5-96
      ---------------------                   -----------------------

                                  TERM SHEET




LENDER:                 Goran Capital Inc.

BORROWER:               Symons International Group, Inc.

PRINCIPAL AMOUNT:       $500,000.00 U.S.

DATE OF LOAN:           January 30, 1992

TERM:                   41 months; Expiry June 30, 1995

INTEREST:               10% per annum; payable monthly in
                        arrears; first payment July 31, 1992,
                        interest to be accrued until then.

PRINCIPAL REPAYMENT:    11 quarterly payments of $25,000.00
                        U.S. each due on the last day of each
                        quarter commencing September, 30, 1992,
                        to and including March 30, 1995 and one
                        payment of $225,000.00 U.S. due June
                        30, 1995.

WITHHOLDING TAX:        Borrower shall withhold appropriate
                        amount for taxes.

MISCELLANEOUS:          Formal agreement to be executed.

DATED the 19th day of May, 1992.


GORAN CAPITAL INC.              SYMONS INTERNATIONAL GROUP, INC.


per:  /s/ Douglas Symons        per:  /s/ Donald J. Goodenow
      --------------------            ----------------------------------
      VICE PRESIDENT/COO              EXECUTIVE VICE PRESIDENT/SECRETARY

                                  TERM SHEET
                                  ----------



LENDER:                 Goran Capital Inc.

BORROWER:               Symons International Group, Inc.

PRINCIPAL AMOUNT:       $500,000.00 U.S.

DATE OF LOAN:           April 3, 1992

TERM:                   39 months; Expiry March 31, 1995

INTEREST:               10% per annum; payable monthly in
                        arrears; first payment July 31, 1992,
                        interest to be accrued until then.

PRINCIPAL REPAYMENT:    11 quarterly payments of $25,000.00
                        U.S. each due on the last day of each
                        quarter commencing September, 30, 1992,
                        to and including March 30, 1995 and one
                        payment of $225,000.00 U.S. due June
                        30, 1995.

WITHHOLDING TAX:        Borrower shall withhold appropriate
                        amount for taxes.

MISCELLANEOUS:          Formal agreement to be executed.

DATED the 19th day of May, 1992.


GORAN CAPITAL INC.              SYMONS INTERNATIONAL GROUP, INC.


per:  /s/ Douglas Symons        per:  /s/ Donald J. Goodenow
      --------------------            ----------------------------------
      VICE PRESIDENT/COO              EXECUTIVE VICE PRESIDENT/SECRETARY

                                        TERM SHEET

LENDER:                         Goran Capital Inc.

BORROWER:                       Symons International Group, Inc.

PRINCIPAL AMOUNT:               $500,000 U.S.

DATE OF LOAN:                   June 30, 1992

INTEREST:                       10% per annum; payable on demand compounded
                                semiannually

PRINCIPAL REPAYMENT:            Payable on demand

REFERENCE:                      Chemical Bank


GORAN CAPITAL INC.                      SYMONS INTERNATIONAL GROUP, INC.

PER:  /s/ Bruce K. Dwyer                PER:  /s/ Douglas Symons
      -----------------------------           ------------------------------

DATE: Feb. 3, 1993                      DATE:  2/10/93
     ----------------------------            -----------------------------

                                TERM SHEET

LENDER:                 Goran Capital Inc.

BORROWER:               Symons International Group, Inc.

PRINCIPAL AMOUNT:       $160,000 U.S.

DATE OF LOAN:           October 1, 1992

INTEREST:               10% per annum; payable on demand compounded
                        semiannually

PRINCIPAL REPAYMENT:    Payable on demand

REFERENCE:              Chemical Bank


GORAN CAPITAL INC.                      SYMONS INTERNATIONAL GROUP, INC.


PER: /s/ Bruce K. Dwyer                 PER: /s/ Douglas Symons
    ---------------------------             -----------------------------
DATE:  Feb. 3, 1993                     DATE: 2/10/93
     --------------------------              ----------------------------

                                   TERM SHEET


LENDER:                 Goran Capital Inc.

BORROWER:               Symons International Group, Inc.

PRINCIPAL AMOUNT:       $150,000 U.S.

DATE OF LOAN:           December 31, 1992

INTEREST:               10% per annum; payable on demand
                        compounded semiannually

PRINCIPAL REPAYMENT:    Payable on demand

REFERENCE:              Chemical Bank



GORAN CAPITAL INC.                      SYMONS INTERNATIONAL GROUP, INC.


PER: /s/ Bruce K. Dwyer                 PER: /s/ Douglas Symons
    --------------------------              ------------------------------

DATE: Feb. 3, 1993                      DATE: 2/10/93
     -------------------------               -----------------------------

                              T E R M  S H E E T
                              ------------------

LENDER:                 GORAN CAPITAL INC.


BORROWER:               SYMONS INTERNATIONAL GROUP, INC.


PRINCIPAL AMOUNT:       $140,000.00 (U.S.)

DATE OF LOAN:           APRIL 19, 1993

INTEREST:               10% PER ANNUM, COMPOUNDED SEMI-ANNUALLY

PRINCIPAL AND INTEREST
 REPAYMENT:             PAYABLE UPON DEMAND



SYMONS INTERNATIONAL GROUP, INC.        GORAN CAPITAL, INC.


PER:  /s/ Douglas H. Symons              PER:  /s/ Bruce K. Dwyer
      ----------------------------            ---------------------------------
      DOUGLAS H. SYMONS, PRESIDENT            BRUCE K. DWYER, VICE PRESIDENT

DATE: 4-19-93                           DATE: 4-19-93
      ----------------------------            ---------------------------------